UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

BIOAMBER INC.

(Exact name of registrant as specified in charter)

Delaware	001-35905	98-0601045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Rene Levesque West, Suite 4310

Montreal, Quebec, Canada H3B 4W8

(Address of principal executive office)

Registrant’s telephone number, including area code (514) 844-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2018, BioAmber Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers party thereto, to issue and sell an aggregate of 15,969,166 Series A units (the “Series A Units”), with each Series A unit consisting of one share of common stock, par value $0.01 per share (the “Common Stock”), of the Company, one Series A warrant to purchase one share of Common Stock (the “Series A Warrants”), one Series B warrant to purchase one share of Common Stock (the “Series B Warrants”) and one Series C warrant to purchase that number of shares of Common Stock as described therein (the “Series C Warrants” and, together with the Series A Warrants and Series B Warrants, the “Common Warrants”), at a purchase price of $0.15 per Series A Unit, and an aggregate of 30,935,833 Series B units (the “Series B Units”), with each Series B unit consisting of one pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrants” and, together with the Common Warrants, the “Warrants”), one Series A Warrant, one Series B Warrant and one Series C Warrant, at a purchase price of $0.149 per Series B Unit.

The Series A Units and the Series B Units were offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-215408) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission (the “Offering”). The closing of the Offering is subject to customary closing conditions, and the quotation of the Company’s common stock on a United States trading market, including the OTCBB, the OTCQB or the Pink Sheets. The closing of the Offering is expected to occur two trading days following the quotation of the Company’s common stock on one or more of such trading markets.

The Series A warrants have an exercise price of $0.15 and a term of six (6) months, exercisable upon the date of issuance. The Series B warrants have an exercise price of $0.15 and a term of five (5) years, exercisable upon the date of issuance. The pre-funded warrants have an exercise price of $0.15 per share, which will be pre-paid upon issuance, except for a nominal exercise price of $0.001 per share and, consequently, no additional payment or other consideration (other than the nominal exercise price of $0.001 per share) will be required to be delivered to the Company by the holder upon exercise of the pre-funded warrants. The Series C warrants have a nominal exercise price of $0.00001 per share and, consequently, no additional payment or other consideration (other than the nominal exercise price of $0.00001 per share) will be required to be delivered to the Company by the holder upon exercise of the Series C warrants. The pre-funded warrants and the Series C warrants will be exercisable upon the date of issuance until exercised in full. The shares of common stock and the warrants will be immediately separable and will be issued separately.

The number of shares underlying the Series C warrants is initially zero, but may be increased at the end of the 5th trading day following the issuance date (or such earlier trading day on which 90% of our daily volume weighted average price of the Company’s common stock on the Company’s trading market on such date is equal to or less than $0.05), to an amount equal to the difference between (1) subscription amount of each purchaser of the Series A or B units divided by the lesser of (a) the original per-unit purchase price of the Series A or B units and (b) the greater of (i) 90% of the lowest daily volume weighted average price of the Company’s common stock on the Company’s trading market during the five trading days including and immediately prior to such date and (ii) $0.05, and (2) the sum of the number of shares of common stock and pre-funded warrants, if any, issued to the purchaser at the closing of the Offering.

The per-share exercise prices of the Series A warrants and the Series B warrants may be decreased (but not increased) at the end of the 5th trading day following the issuance date (the “Trigger Date”), to an amount equal to the lesser of (a) the then exercise price, as adjusted, and (b) the greater of (i) 90% of the lowest daily volume weighted average price of the Company’s common stock on the Company’s trading market during the five trading days including and immediately prior to such date and (ii) $0.05, and the number of shares issuable under the Series A warrants and Series B warrants will be increased such that the aggregate exercise price payable thereunder, after taking into account the adjusted exercise price, will be equal to the aggregate exercise price prior to the Trigger Date.

In addition, if at any time while any of the warrants are still outstanding, the Company issues common stock or any type of securities giving the holders thereof the right to purchase common stock at a price below the purchase price (as adjusted) of the pre-funded warrants or the exercise price of the Series A warrants and the Series B warrants, the purchasers will have full-ratchet anti-dilution protection on any outstanding pre-funded warrants (via an increase in the number of shares of common stock underlying the pre-funded warrants) and the Series A warrants and Series B warrants (via a decrease in the exercise price per share thereof), subject to a $0.05 floor.

The Company estimates that the aggregate gross proceeds from the Offering, assuming no exercise of the Warrants offered in the Offering, to be approximately $7.0 million, before deducting placement agent fees and estimated offering expenses payable by the Company. The Company expects to use the net proceeds from the Offering for working capital and other general corporate purposes.

Pursuant to the terms of the Warrants, the number of shares of Common Stock that may be acquired by any holder upon any exercise of any Warrant is limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of common stock issuable upon such exercise). The holder may elect to change this beneficial ownership limitation from 4.99% up to 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of common stock issuable upon such exercise) upon 61 days’ prior written notice.

If, at any time while the Warrants are outstanding, the Company undergoes a fundamental transaction, as described in the Warrants and generally including any consolidation or merger with or into another person, sale of all or substantially all of its assets, effecting any tender or exchange offer that is accepted by 50% or more of the outstanding Common Stock, any reclassification, reorganization or recapitalization of the Common Stock, or effecting a change of control of more than 50% of the Company’s outstanding shares of Common Stock, then the holder is entitled to receive, upon exercise of the Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such fundamental transaction if it had been, immediately prior to such fundamental transaction, the holder of the number of shares of Common Stock then issuable upon exercise of the Warrant, and any additional consideration payable as part of the fundamental transaction. Any successor to the Company or surviving entity is obligated to assume the obligations under the Warrant. In addition, with respect to the Common Warrants, in the event the Company completes a fundamental transaction, the holders of the Warrants will have the right to require the Company or its successor, to repurchase the remaining unexercised portion of the Warrants at their then-current Black-Scholes Value (as defined) exercisable solely within thirty (30) days of the closing of a fundamental transaction.

Holders of the Warrants must surrender payment in cash of the aggregate exercise price of the shares being acquired upon exercise of the Warrants.

Holders of the Warrants are entitled to a “cashless exercise” option if, at any time of exercise, there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of the shares of Common Stock underlying the Warrants. The “cashless exercise” option entitles the holders of the Warrants to elect to receive fewer shares of Common Stock without paying the cash exercise price. The number of shares to be issued would be determined by a formula based on the total number of shares with respect to which the Warrant is being exercised, the market price per share of Common Stock at the time of exercise and the applicable exercise price of the Warrants issued in the Offering.

The Company will provide certain rescission rights and buy-in compensation to a holder if it fails to deliver the shares of Common Stock underlying the Warrants by the first trading day after the date on which delivery of the stock certificate is required by the Warrant. With respect to the rescission rights, the holder has the right to rescind the exercise if stock certificates are not timely delivered. The buy-in compensation applies if after the first trading day on which delivery of the stock certificate is required by the Warrant, the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the Warrant shares that the holder anticipated receiving from us upon exercise of the Warrant. The Company is not required to issue fractional shares upon the exercise of the Warrants.

The Warrants contain full ratchet anti-dilution protection upon the issuance of any Common Stock, securities convertible into Common Stock or certain other issuances at a price below the then-existing exercise price of the Warrants, with certain exceptions.

As the NYSE has suspended trading in the Company’s common stock, the Offering is not subject to the approval of the NYSE. As a consequence, the Company is not able to rely upon the exemption set forth in Section 602.1 of the Toronto Stock Exchange (“TSX”) Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible interlisted issuers, and the standards of the TSX will apply to the Offering. Given that the Offering will not be carried out in compliance with such standards, the Company expects that the TSX may take action to, among other things, delist the Company’s common stock from the TSX.

The Purchase Agreement contains customary representations, warranties, and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions.

The Purchase Agreement is attached hereto as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement.

A copy of the opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the Common Stock in the Offering (including the Common Stock underlying the Warrants) and the enforceability of the Warrants is attached as Exhibit 5.1 hereto. Copies of the Purchase Agreement, the Form of Series A Warrant, the Form of Series B Warrant, Form of Series C Warrant and the Form of Pre-Funded Warrant are filed herewith as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference. The foregoing description of the Offering and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 1.02 Termination of Material Definitive Agreement.

On February 8, 2018, the underwriting agreement for the Company’s underwritten public offering that priced on February 6, 2018 was terminated by the Company’s underwriter for such offering, due to the suspension and potential delisting of the Company’s common stock from the NYSE. As a result of the termination of the underwriting agreement, no shares of common stock or warrants to purchase common stock were issued in the underwritten public offering.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 8, 2018, the New York Stock Exchange, or “NYSE,” notified BioAmber Inc. (the “Company”) that the NYSE has suspended trading in the Company’s common stock, effective immediately, and has commenced proceedings to delist the stock from the NYSE. The NYSE took this action when the trading price of the Company’s common stock decreased to below $0.16 per share on February 8, 2018. The NYSE, in interpreting the continued listing standards under Section 802.01D of the NYSE’s Listed Company Manual, has determined that a trading price of below $0.16 per share is “abnormally low” and, therefore, is cause for suspension of trading and delisting from the NYSE. The Company’s common stock was suspended from trading intra-day on the NYSE on February 8, 2018. The NYSE’s application to the Securities and Exchange Commission to delist the Company’s common stock is pending, subject to the completion of applicable procedures, including any appeal by the Company of the NYSE’s decision.

The Company intends to apply for the trading of its common stock on another United States trading marketplace. The Company can provide no assurance that its common stock will commence trading on such marketplace (or, if commenced, continue to trade on this market), whether broker-dealers will continue to provide public quotes of the Company’s common stock on this market, whether the trading volume of the Company’s common stock will be sufficient to provide for a liquid trading market or whether quotes for the Company’s common stock may be blocked by this market in the future.

Item 7.01 Regulation FD Disclosure.

On February 9, 2018, the Company issued a press release announcing the Offering and the termination of its previously announced underwritten public offering. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

This report shall not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Securities Purchase Agreement, dated as of February 9, 2018, between the Company and the purchasers party thereto.

4.1	Form of Series A Warrant to Purchase Common Stock of BioAmber Inc.

4.2	Form of Series B Warrant to Purchase Common Stock of BioAmber Inc. (included in Exhibit 4.1)

4.3	Form of Series C Warrant to Purchase Common Stock of BioAmber Inc.

4.4	Form of Pre-Funded Warrant to Purchase Common Stock of BioAmber Inc.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1).

99.1	Press Release, dated February 9, 2018.

EXHIBIT INDEX

Exhibit Number	Description

1.1	Securities Purchase Agreement, dated as of February 9, 2018, between the Company and the purchasers party thereto.

4.1	Form of Series A Warrant to Purchase Common Stock of BioAmber Inc.

4.2	Form of Series B Warrant to Purchase Common Stock of BioAmber Inc. (included in Exhibit 4.1)

4.3	Form of Series C Warrant to Purchase Common Stock of BioAmber Inc.

4.4	Form of Pre-Funded Warrant to Purchase Common Stock of BioAmber Inc.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1).

99.1	Press Release, dated February 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOAMBER INC.

Date: February 12, 2018	By:	/s/ Richard P. Eno Name: Richard P. Eno
Title: Chief Executive Officer